UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 11, 2005

                                ----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



      North Carolina                   1-13408                    56-1362926
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On February 11, 2005, the Company announced that David L. Turney, the Company's Chairman, Chief Executive Officer, and President, will present the DRI story to interested institutional investors on Wednesday, Feb. 23, 2005, at 2 p.m. (Pacific) at the Roth Capital Partners' 17th Annual Growth Stock Conference at the St. Regis Monarch Beach Resort & Spa in Dana Point, Calif. Mr. Turney's presentation will include commentary regarding the Company's served markets, its opportunities, its products and services, and its financial history. His presentation will be webcast live via http://www.wsw.com/webcast/roth5/tbus and archived for 90 days.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.
     99.1 Press release dated February 11, 2005.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DIGITAL RECORDERS, INC.

Date: February 11, 2005                              By: /s/ DAVID N. PILOTTE
                                                         -----------------------
                                                         David N. Pilotte
                                                         Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
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99.1     Press release dated February 11, 2005.